EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended
	December	December	September	June	March
	2005	2004	2005	2005	2005
Interest & Loan Fees Income	$94,333	$77,446	$89,490	$82,179	$79,276
Tax Equivalent Adjustment	3,533	2,717	3,325	2,968	2,765

Interest & Fees Income (FTE)	97,866	80,163	92,815	85,147	82,041
Interest Expense	36,612	24,175	32,832	28,721	26,286

Net Interest Income (FTE)	61,254	55,988	59,983	56,426	55,755

Provision for Credit Losses	2,058	1,328	1,945	504	1,111

Non-Interest Income:
Investment Securities Transactions	(194)	15	(93)	58	924
Fees from Trust & Brokerage Services	2,771	2,448	2,813	2,741	2,758
Fees from Deposit Services	7,040	7,202	7,216	7,002	6,491
Other Charges, Commissions, and Fees	1,598	1,345	1,569	1,515	1,331
Mortgage Banking Income	365	171	337	227	126
Other Non-Interest Revenue	1,731	1,922	1,194	1,816	1,289

Total Non-Interest Income	13,311	13,103	13,036	13,359	12,919

Non-Interest Expense:
Salaries and Employees Benefits	15,005	12,912	15,205	14,921	14,066
Net Occupancy	2,942	3,279	3,113	3,051	3,095
Other Expenses	12,123	11,180	11,341	11,721	10,698
Prepayment Penalties on FHLB Advances	406	2,969	—	—	—
Amortization of Intangibles	535	635	560	586	611
OREO Expense	169	579	155	150	120
FDIC Expense	146	158	142	148	151

Total Non-Interest Expense	31,326	31,712	30,516	30,577	28,741

Income Before Income Taxes (FTE)	41,181	36,051	40,558	38,704	38,822

Tax Equivalent Adjustment	3,533	2,717	3,325	2,968	2,765

Income Before Income Taxes	37,648	33,334	37,233	35,736	36,057

Income Taxes	11,962	7,834	11,784	11,222	11,297

Net Income	$25,686	$25,500	$25,449	$24,514	$24,760

MEMO: Effective Tax Rate	31.77%	23.50%	31.65%	31.40%	31.33%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Year Ended
	December	December	December	December
	2005	2004	2003	2002
Interest & Loan Fees Income	$345,278	$293,350	$272,520	$323,483
Tax Equivalent Adjustment	12,590	11,186	10,057	10,975

Interest & Fees Income (FTE)	357,868	304,536	282,577	334,458
Interest Expense	124,451	88,914	95,504	129,175

Net Interest Income (FTE)	233,417	215,622	187,073	205,283

Credit Loss Provision	5,618	4,520	7,475	8,937

Non-Interest Income:
Investment Securities Transactions	695	1,110	1,830	(6,266)
Fees from Trust & Brokerage Services	11,083	10,518	9,387	8,892
Fees from Deposit Services	27,749	29,967	28,924	26,498
Other Charges, Commissions, and Fees	6,013	4,986	4,323	4,234
Mortgage Banking Income	1,055	729	2,570	1,727
Other Non-Interest Revenue	6,030	6,921	5,050	2,702

Total Non-Interest Income	52,625	54,231	52,084	37,787

Non-Interest Expense:
Salaries and employee benefits	59,197	56,526	54,843	52,501
Net Occupancy	12,201	12,551	11,270	11,766
Other Expenses	45,883	44,696	43,113	42,309
Prepayment Penalties on FHLB Advances	406	18,975	16,691	—
Amortization of Intangibles	2,292	2,726	2,070	1,645
OREO Expense	594	956	680	828
FDIC Expense	587	631	871	679

Total Non-Interest Expense	121,160	137,061	129,538	109,728

Income from Continuing Operations Before Income Taxes (FTE)	159,264	128,272	102,144	124,405

Tax Equivalent Adjustment	12,590	11,186	10,057	10,975

Income from Continuing Operations Before Income Taxes	146,674	117,086	92,087	113,430

Taxes	46,265	33,771	28,010	35,211

Income from Continuing Operations	100,409	83,315	64,077	78,219

Gain on Sale of Discontinued Operations	—	17,000	—	—
Other Operating Income	—	3,780	20,433	14,903

Income from Discontinued Operations Before Income Taxes	—	20,780	20,433	14,903

Taxes	—	6,333	5,745	4,189

Income from Discontinued Operations	—	14,447	14,688	10,714

Net Income	$100,409	$97,762	$78,765	$88,933

MEMO: Effective Tax Rate	31.54%	29.09%	30.00%	30.70%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Discontinued Operations Statements of Income

	Year Ended
	December	December	December	December
	2005	2004	2003	2002
Interest & Loan Fees Income	—	$6,850	$24,988	$15,995
Interest Expense	—	1,543	8,647	3,382

Net Interest Income	—	5,307	16,341	12,613

Non-Interest Income:
Service Charges, Commissions, and Fees	—	565	1,896	1,277
Income from Mortgage Banking Operations	—	15,271	49,336	34,415
Gain on Sale of Discontinued Operations	—	17,000	—	—

Total Non-Interest Income	—	32,836	51,232	35,692

Non-Interest Expense:
Salaries and Employee Benefits	—	13,574	38,456	27,498
Net Occupancy	—	985	1,822	1,279
Other Expenses	—	2,804	6,862	4,625

Total Non-Interest Expense	—	17,363	47,140	33,402

Income from Discontinued Operations Before Income Taxes	—	20,780	20,433	14,903

Taxes	—	6,333	5,745	4,189

Income from Discontinued Operations	—	$14,447	$14,688	$10,714

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	December 31	December 31
	2005	2004	December 31	December 31	December 31
	Q-T-D Average	Q-T-D Average	2005	2004	2003
Cash & Cash Equivalents	$177,591	$159,505	$207,962	$153,465	$249,118

Securities Available for Sale	1,241,066	1,282,251	1,274,621	1,277,160	1,266,635
Held to Maturity Securities	229,723	233,407	227,345	233,282	243,975

Total Securities	1,470,789	1,515,658	1,501,966	1,510,442	1,510,610

Total Cash and Securities	1,648,380	1,675,163	1,709,928	1,663,907	1,759,728

Loans held for sale	3,663	2,185	3,324	3,981	1,687

Commercial Loans	2,558,875	2,321,064	2,599,781	2,440,154	2,180,482
Mortgage Loans	1,654,199	1,569,534	1,668,782	1,579,792	1,381,040
Consumer Loans	393,262	414,624	387,959	404,756	399,115

Gross Loans	4,606,336	4,305,222	4,656,522	4,424,702	3,960,637

Unearned Income	(6,742)	(6,197)	(6,693)	(6,426)	(5,403)

Loans, net of unearned income	4,599,594	4,299,025	4,649,829	4,418,276	3,955,234

Allowance for Loan Losses	(43,750)	(45,240)	(44,138)	(43,365)	(41,578)

Goodwill	167,487	166,964	167,487	166,926	169,655
Other Intangibles	4,816	7,167	4,527	6,819	9,546

Total Intangibles	172,303	174,131	172,014	173,745	179,201

Real Estate Owned	2,718	4,073	2,941	3,692	3,203
Other Assets	224,710	213,576	234,594	215,735	195,915
Assets Related to Discontinued Operations	—	—	—	—	334,340

Total Assets	$6,607,618	$6,322,913	$6,728,492	$6,435,971	$6,387,730

MEMO: Earning Assets	$6,058,609	$5,789,003	$6,129,969	$5,910,493	$5,463,665

Interest-bearing Deposits	$3,649,884	$3,433,934	$3,657,778	$3,412,224	$3,244,860
Noninterest-bearing Deposits	947,730	904,306	959,674	885,339	893,627

Total Deposits	4,597,614	4,338,240	4,617,452	4,297,563	4,138,487

Short-term Borrowings	749,729	733,411	856,425	906,958	811,942
Long-term Borrowings	554,640	562,277	547,731	533,755	459,663

Total Borrowings	1,304,369	1,295,688	1,404,156	1,440,713	1,271,605

Other Liabilities	59,063	51,136	71,679	66,188	61,693
Liabilities Related to Discontinued Operations	—	—	—	—	300,754

Total Liabilities	5,961,046	5,685,064	6,093,287	5,804,464	5,772,539

Common Equity	646,572	637,849	635,205	631,507	615,191

Total Shareholders’ Equity	646,572	637,849	635,205	631,507	615,191

Total Liabilities & Equity	$6,607,618	$6,322,913	$6,728,492	$6,435,971	$6,387,730

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2005	2004	2005	2005	2005
Quarterly Share Data:
Earnings Per Share from Continuing Operations:
Basic	$0.61	$0.59	$0.60	$0.57	$0.58
Diluted	$0.60	$0.58	$0.59	$0.57	$0.57

Earnings Per Share from Discontinued Operations:
Basic	—	—	—	—	—
Diluted	—	—	—	—	—

Earnings Per Share:
Basic	$0.61	$0.59	$0.60	$0.57	$0.58
Diluted	$0.60	$0.58	$0.59	$0.57	$0.57

Common Dividend Declared Per Share	$0.27	$0.26	$0.26	$0.26	$0.26

High Common Stock Price	$38.55	$39.35	$38.47	$36.45	$38.62
Low Common Stock Price	$32.34	$34.36	$33.91	$29.82	$32.00

Average Shares Outstanding (Net of Treasury Stock):
Basic	42,117,900	43,111,287	42,383,810	42,659,573	42,900,416
Diluted	42,638,687	43,742,803	42,918,552	43,121,982	43,418,579

Memorandum Items:
Tax Applicable to Security Transactions	$(67)	$5	$(33)	$20	$323

Common Dividends	$11,356	$11,553	$11,009	$11,072	$11,138

	Year Ended
	December	December	December	December
	2005	2004	2003	2002
YTD Share Data:
Earnings Per Share from Continuing Operations:
Basic	$2.36	$1.92	$1.52	$1.84
Diluted	$2.33	$1.89	$1.50	$1.81

Earnings Per Share from Discontinued Operations:
Basic	—	$0.33	$0.35	$0.25
Diluted	—	$0.33	$0.35	$0.25

Earnings Per Share:
Basic	$2.36	$2.25	$1.87	$2.09
Diluted	$2.33	$2.22	$1.85	$2.06

Common Dividend Declared Per Share	$1.05	$1.02	$1.00	$0.95

Average Shares Outstanding (Net of Treasury Stock):
Basic	42,514,445	43,404,586	42,076,180	42,537,980
Diluted	43,024,861	43,978,914	42,620,568	43,113,347

Memorandum Items:
Tax Applicable to Security Transactions	$243	$389	$641	$(2,193)

Common Dividends	$44,575	$44,228	$42,028	$40,388

EOP Employees (full-time equivalent)	1,374	1,319	1,585	1,460

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2005	2004	2005	2005	2005
EOP Share Data:

Book Value Per Share	$15.12	$14.68	$15.09	$14.97	$14.65
Tangible Book Value Per Share	$11.03	$10.64	$11.01	$10.91	$10.60

52-week High Common Stock Price	$38.62	$39.35	$39.35	$39.35	$39.35
Date	01/03/05	12/02/04	12/02/04	12/02/04	12/02/04
52-week Low Common Stock Price	$29.82	$29.15	$29.82	$29.82	$29.15
Date	04/29/05	05/10/04	04/29/05	04/29/05	05/10/04

EOP Shares Outstanding (Net of Treasury Stock):	42,008,179	43,008,445	42,246,551	42,517,597	42,790,954

	Three Months Ended
	December	December	September	June	March
	2005	2004	2005	2005	2005
Selected Yields and Net Interest Margin:

Loans	6.76%	5.84%	6.43%	6.20%	6.03%
Investment Securities	5.45%	4.66%	5.38%	4.85%	4.68%
Money Market Investments/FFS	3.80%	1.24%	3.94%	2.77%	1.94%
Average Earning Assets Yield	6.43%	5.52%	6.17%	5.86%	5.67%
Interest-bearing Deposits	2.41%	1.61%	2.15%	1.92%	1.73%
Short-term Borrowings	3.03%	1.42%	2.56%	2.21%	1.87%
Long-term Borrowings	6.21%	5.43%	6.09%	5.63%	5.39%
Average Liability Costs	2.93%	2.03%	2.66%	2.41%	2.22%
Net Interest Spread	3.50%	3.49%	3.51%	3.45%	3.45%
Net Interest Margin	4.03%	3.86%	4.00%	3.88%	3.85%

Selected Financial Ratios:

Return on Average Common Equity	15.76%	15.90%	15.68%	15.50%	15.71%
Return on Average Assets	1.54%	1.60%	1.55%	1.55%	1.58%
Efficiency Ratio (consolidated)	40.96%	44.15%	40.76%	42.80%	41.34%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Year Ended
December	December	December	December
2005	2004	2003	2002
Selected Yields and Net Interest Margin:
Loans	6.36%	5.72%	6.09%	6.97%
Investment Securities	5.11%	4.60%	4.83%	6.00%
Money Market Investments/FFS	3.09%	1.28%	1.32%	1.77%
Average Earning Assets Yield	6.04%	5.41%	5.71%	6.68%
Interest-bearing Deposits	2.06%	1.45%	1.72%	2.52%
Short-term Borrowings	2.43%	1.08%	1.32%	1.96%
Long-term Borrowings	5.82%	4.82%	5.74%	6.18%
Average Liability Costs	2.56%	1.91%	2.35%	3.03%
Net Interest Spread	3.48%	3.50%	3.36%	3.65%
Net Interest Margin	3.94%	3.84%	3.77%	4.15%

Selected Financial Ratios:
Return on Average Common Equity	15.66%	15.56%	13.86%	16.73%
Return on Average Assets	1.55%	1.55%	1.36%	1.59%
Loan / Deposit Ratio	100.70%	102.81%	95.57%	91.75%
Allowance for Loan Losses/ Loans, Net of Unearned Income	0.95%	0.98%	1.05%	1.19%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.14%	1.16%	1.30%	1.38%
Nonaccrual Loans / Loans, Net of Unearned Income	0.15%	0.14%	0.19%	0.20%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.13%	0.10%	0.28%	0.24%
Non-performing Loans/ Loans, Net of Unearned Income	0.28%	0.24%	0.47%	0.44%
Non-performing Assets/ Total Assets	0.24%	0.22%	0.34%	0.34%
Primary Capital Ratio	10.15%	10.53%	10.35%	10.09%
Shareholders’ Equity Ratio	9.44%	9.81%	9.63%	9.34%
Price / Book Ratio	2.33	x	2.60	x	2.22	x	2.26	x
Price / Earnings Ratio	15.10	x	17.16	x	16.88	x	14.09	x
Efficiency Ratio (consolidated)	41.45%	49.12%	57.04%	47.26%

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	December	December	September	June	March
	2005	2004	2005	2005	2005
Asset Quality Data:
EOP Non-Accrual Loans	$7,146	$6,352	$7,868	$9,510	$5,955
EOP 90-Day Past Due Loans	6,039	4,425	6,831	5,955	3,565

Total EOP Non-performing Loans	$13,185	$10,777	$14,699	$15,465	$9,520

EOP Other Real Estate & Assets Owned	2,941	3,692	2,037	2,410	2,974

Total EOP Non-performing Assets	$16,126	$14,469	$16,736	$17,875	$12,494

	Three Months Ended		Year Ended
	December	December	December	December	December
	2005	2004	2005	2004	2003
Allowance for Credit Losses:(1)
Beginning Balance	$51,995	$51,475	$51,353	$51,309	$48,264
Allowance of Purchased Companies	—	—	—	—	3,863
Provision Expense	2,058	1,328	5,618	4,520	7,475

	54,053	52,803	56,971	55,829	59,602
Gross Charge-offs	(1,493)	(1,861)	(6,016)	(6,539)	(9,996)
Recoveries	311	411	1,916	2,063	1,703

Net Charge-offs	(1,182)	(1,450)	(4,100)	(4,476)	(8,293)

Ending Balance	$52,871	$51,353	$52,871	$51,353	$51,309

Note: (1) Includes allowances for loan losses and lending-related commitments.